                              Annual Report


-----------------------------------------------------------------------------
                          Dreyfus Premier State
                           Municipal Bond Fund
                              Florida Series
-----------------------------------------------------------------------------









                             April 30, 1998



                              [LION LOGO]

Dreyfus Premier State Municipal Bond Fund, Florida Series
-----------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance for Dreyfus Premier State Municipal Bond Fund -- Florida Series for the fiscal year ended April 30, 1998 as shown in the following table:

                                                               Total Return*            Distribution Rate**
                                                               ------------             -----------------
        Class A shares................................             6.73%                       4.43%
        Class B shares................................             6.26%                       4.13%
        Class C shares................................             5.94%                       3.83%

Economic Review

   The United States is now in its eighth year of economic expansion. Inflation continues to rise at the slowest pace since 1964, and the unemployment rate has fallen to a level not seen in 25 years. Not surprisingly, consumer confidence has soared. Along with continued evidence of a robust economy have come heightened expectations that the Federal Reserve Board (the "Fed") might raise interest rates in a preemptive move to avoid a reigniting of inflation. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of the Fed) hiked the target rate for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)

   Inflation has remained benign on all fronts, even in the tight labor market, an area closely watched by the Fed for signs of incipient inflation. The Labor Department's Employment Cost Index (ECI), a measure of wage, salary and benefit costs, suggests that wage inflation so far is not a problem. In fact, the first quarter increase in the ECI (0.7%) was its smallest quarterly rise in two years. Another inflation gauge, the broad-based Gross Domestic Product Price Deflator, rose at an annual rate of only 0.9% in the first quarter, its lowest rate since 1964. Inflation as measured by the Consumer Price Index (a measure of a fixed basket of goods bought by a typical consumer including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items), has been similarly tame. Prices at the consumer level have risen at an annual rate of about 1.5% over the reporting period. The lack of inflation has been even more dramatic at the production level of the economy, where prices actually have fallen; in the 12 months ended April 30, the Producer Price Index declined 1.8%. Such a generally tepid price environment has been partly fostered by the economic problems in Asia which have suppressed worldwide demand for commodities, particularly oil.

   Reflecting a level of confidence not seen in three decades, consumers increased their spending over the reporting period, the first-quarter rate rising at the fastest pace in six years. Not surprisingly, the growth rate in new home construction over the reporting period was the strongest in four years. Plentiful and well-paying jobs (total wage and salary income is 7% higher than a year ago), low interest rates, the relative absence of inflation and investment market gains have resulted in a financially healthy consumer with a corresponding propensity to spend. Strong domestic demand for lower-priced imports has contributed further to the quiescent inflation environment, while offsetting the drag on the economy resulting from the Asian financial crisis. It is still widely expected that the Asian economic slowdown will have a further dampening effect on the U.S. economy. Although the surge in domestic spending has masked the full impact of the fall in Asian demand, our trade deficit has reached a ten-year high, a dramatic sign of deterioration. Expectation of an economic slowdown may be a reason why the Fed has been reluctant to raise short-term interest rates.

   The production side of the economy has remained robust. Factory utilization has been high, production rates strong, and while exports to Asia have fallen sharply, they are growing in the rest of the world. Such resilience has been characteristic of one of the longest, healthiest economic advances in our history. Yet we remain mindful that the concept of an economic cycle is not dead, nor is inflation, and we are alert for indications of a resurgence in price pressures.

Market Environment

   Market activity began relatively slowly through the first half of the Fund's fiscal year, but a price rally materialized during the second half of the year. Specifically, long-term interest rates as measured by the 30-year U.S. Treasury bond stabilized around the 7% level in mid-October, when the market established a new trading range, and declined to a 6.45% yield at the end of the calendar year 1997. After a correction in January that lowered bond prices and raised yields, the market rebounded to test the 6.50% level. As we moved forward, prices slid once more, moving the yield back into the 7% range.

   During its periods of stabilization, the municipal market saw the retail (or individual) investor become more active, strengthening the demand for municipal bonds. During the second quarter of the fiscal year, $10 billion in new supply was digested by the tax-exempt market in just two weeks, which caused municipal bond prices to decline, in effect becoming better relative values when compared to taxable bonds. The increase in municipal yields reversed the trend of outperformance by the municipal market that characterized most of 1996. On March 31, near the close of the 1997 fiscal year, taxable bonds lost ground while municipal bonds held more of their value.

   In recent years, the total amount of bonds issued within the State of Florida has been constant. The proportion of negotiated issues has led the way, while the percentage of competitive issues has decreased. Thus the flow of new issues coming to market has allowed for greater liquidity of many existing holdings and has encouraged the Fund to remain largely invested.

Portfolio Overview

   The Fund assumed a more aggressive stance over the past fiscal year. While the Fund maintained a core of income producing holdings, the sale and purchase of securities in the Fund became more frequent because we traded security positions as the market ebbed and flowed. The municipal market has been affected by uncertainty, and trying to forecast market changes would be difficult at best. As a result, we focused our efforts on generating a rewarding total return (the combination of interest payments and price changes) for our shareholders. To accomplish that goal, we purchased a number of new issue discounted securities which possessed a high degree of liquidity and good structural characteristics. Our investment strategy included selling shorter maturities and prerefunded holdings, and reinvesting the proceeds into securities that appeared to have some price appreciation potential. The Fund has also made a concerted effort to eliminate positions with weakening credit characteristics and reinvest in more creditworthy, liquid securities.

   We will continue to manage the portfolio utilizing this strategy as we begin the Fund's new year. The market is not currently offering any concrete signs alluding to its direction. In fact, it appears that the municipal market will continue on its somewhat uncertain path at least through the second quarter of 1998. We are proceeding cautiously in the current market environment with the intention of capitalizing on opportunities as they arise. Further, we expect that Florida securities will continue to be well sought-after by national funds, as well as other Florida bond funds.

   Our primary task, which will guide our portfolio management decisions, is to earn a high level of current income exempt from Federal tax to the extent it is consistent with the preservation of capital, while at the same time maintaining high credit quality. Included in this report is a series of detailed statements outlining the portfolio's holdings and financial condition. We hope you find them informative. Please know that we greatly appreciate your continued confidence in the portfolio and The Dreyfus Corporation.
                                     Sincerely,

                                     /s/ Richard J. Moynihan

                                     Richard J. Moynihan
                                     Director, Municipal Portfolio Management
                                     The Dreyfus Corporation
May 18, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares. Income may be subject to state and local income taxes for non-Florida residents.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B shares and Class C shares, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

Dreyfus Premier State Municipal Bond Fund, Florida Series      April 30, 1998
-----------------------------------------------------------------------------
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                    DREYFUS PREMIER STATE MUNICIPAL BOND FUND,
                    FLORIDA SERIES CLASS A SHARES AND THE LEHMAN
                         BROTHERS MUNICIPAL BOND INDEX
$22,016
Lehman Brothers
Municipal Bond Index*

$20,961
Dreyfus Premier State Municipal Bond Fund, Florida Series
(Class A Shares)
*Source: Lehman Brothers

Average Annual Total Returns
---------------------------------------------------------------------------------------------------------------------------
                    Class A Shares                                            Class B Shares
-------------------------------------------------------    ----------------------------------------------------------------
                                                                                               % Return Reflecting
                                         % Return                                             Applicable Contingent
                         % Return       Reflecting                                 % Return      Deferred Sales
                          Without     Maximum Initial                             Assuming No      Charge Upon
Period Ended 4/30/98   Sales Charge Sales Charge (4.5%)    Period Ended 4/30/98   Redemption       Redemption*
-------------------- --------------- ------------------    --------------------   ------------ ----------------------------
1 Year                      6.73%           1.94%          1 Year                     6.26%            2.26%
5 Year                      5.37            4.40           5 Year                     4.83             4.52
10 Year                     8.18            7.68           From Inception (1/15/93)   5.44             5.29

                    Class C Shares
-------------------------------------------------------
                                    % Return Reflecting
                                   Applicable Contingent
                         % Return     Deferred Sales
                         Assuming       Charge Upon
Period Ended 4/30/98   No Redemption   Redemption**
--------------------   -------------   -----------------
1 Year                      5.94%           4.94%
From Inception (8/15/95)    4.89            4.89

------------------------------

 Past performance is not predictive of future performance.

 The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier State Municipal Bond Fund, Florida Series on 4/30/88 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

 The Series invests primarily in Florida municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the Series, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in Florida municipal obligations. These factors can contribute to the Index potentially outperforming the Series. Further information relating to Series performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

 *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.

**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

Dreyfus Premier State Municipal Bond Fund, Florida Series
-----------------------------------------------------------------------------
Statement of Investments                                       April 30, 1998

                                                                                              Principal
Long-Term Municipal Investments--99.3%                                                          Amount            Value
--------------------------------------------------------------------------------            -------------    -------------

Florida--88.7%
Brevard County, IDR (Nui Corp. Project) 6.40%, 10/1/2024 (Insured; AMBAC)......             $    1,000,000   $    1,080,830
Broward County Health Facilities Authority, Revenue, Refunding
   (Broward County Nursing Home) 7.50%, 8/15/2020 (LOC; Allied Irish Bank) (a).                  1,000,000        1,088,649
Charlotte County:
   Healthcare Facilities Revenue (Charlotte Community Mental Health Project)
   9.25%, 7/1/2020.............................................................                  1,595,000        1,728,502
   Utility Revenue, Refunding 5%, 10/1/2023 (Insured; FGIC)....................                  2,500,000        2,409,325
Clay County Housing Finance Authority, SFMR 8.20%, 6/1/2021 (Collateralized; GNMA)                 500,000          520,460
Clearwater, Gas System Revenue:
   5.30%, 9/1/2027 (Insured; MBIA).............................................                  2,405,000        2,404,808
   Refunding:
      4.70%, 9/1/2014 (Insured; MBIA)..........................................                    345,000          328,116
      4.75%, 9/1/2015 (Insured; MBIA)..........................................                    620,000          591,065
      4.80%, 9/1/2016 (Insured; MBIA)..........................................                    650,000          621,238
      4.85%, 9/1/2017 (Insured; MBIA)..........................................                    385,000          368,572
      5%, 9/1/2023 (Insured; MBIA).............................................                  3,010,000        2,900,918
Dade County, Special Obligation, Refunding 5%, 10/1/2035 (Insured; AMBAC)......                 10,000,000        9,482,400
Dade County Health Facilities Authority, HR
   (South Shore Hospital and Medical Center) 7.60%, 8/1/2024 (Insured; FHA)....                  2,095,000        2,231,552
Dade County Housing Finance Authority, SFMR
   6.70%, 4/1/2028 (Collateralized: FNMA,GNMA).................................                  4,500,000        4,774,500
Duval County Housing Finance Authority, SFMR:
   7.85%, 12/1/2022 (Collateralized; GNMA).....................................                  2,425,000        2,545,741
   7.70%, 9/1/2024 (Collateralized; GNMA, Insured; FGIC).......................                  1,190,000        1,259,639
Escambia County Housing Finance Authority, SFMR
   7.80%, 4/1/2022 (Collateralized; GNMA)......................................                    805,000          848,365
Florida Board of Education, Capital Outlay:
   5%, 1/1/2018................................................................                  3,000,000        2,908,470
   5%, 6/1/2027................................................................                  5,000,000        4,778,550
Florida Department of General Services, Facilities Management Revenue
   6.125%, 9/1/2023 (Insured; AMBAC)...........................................                  1,000,000        1,081,030
Florida Department of Transportation (Right of Way):
   5%, 7/1/2022................................................................                 10,880,000       10,423,040
   5%, 7/1/2027................................................................                  5,000,000        4,771,000
Florida Housing Finance Agency:
   (Brittany Rosemont Apartments) 7%, 2/1/2035 (Insured; AMBAC)................                  6,000,000        6,527,640
   Single Family Mortgage:
      6.65%, 7/1/2026 (Insured; MBIA)..........................................                  1,635,000        1,747,259
      Refunding 6.65%, 1/1/2024 (Collateralized: FNMA,GNMA)....................                  2,380,000        2,534,414
Florida Ports Financing Commission, Revenue (Transportation Trust Fund)
   5.375%, 6/1/2027 (Insured; MBIA)............................................                  2,000,000        1,978,140
Hillsborough County, Utility Revenue, Refunding:
   6.625%, 8/1/2011............................................................                  4,000,000        4,285,600
   7%, 8/1/2014................................................................                  4,765,000        5,143,436

Dreyfus Premier State Municipal Bond Fund, Florida Series
-----------------------------------------------------------------------------
Statement of Investments (continued)                           April 30, 1998


                                                                                               Principal
Long-Term Municipal Investments (continued)                                                      Amount           Value
--------------------------------------------------------------------------------             -------------    -------------
Florida (continued)
Hillsborough County Aviation Authority, Revenue, Refunding (Delta Airlines)
  6.80%, 1/1/2024..............................................................              $   2,500,000    $   2,727,550
Hillsborough County Industrial Development Authority, PCR, Refunding
   (Tampa Electric Co. Project) 6.25%, 12/1/2034 (Insured; MBIA)...............                  1,000,000        1,084,980
Hillsborough County School District, Capital Improvement Revenue
   Zero Coupon, 8/1/2028 (Insured; MBIA).......................................                  1,400,000          267,148
Jacksonville Health Facilities Authority, HR, Refunding
   (Saint Luke's Hospital) 7.125%, 11/15/2020..................................                  6,700,000        7,342,530
Lee County Housing Finance Authority, SFMR:
   6.30%, 3/1/2029 (Collateralized: FNMA,GNMA).................................                  1,000,000        1,096,670
   (Multi-County Program) 7.45%, 9/1/2027 (Collateralized: FNMA,GNMA)..........                  1,430,000        1,608,493
Miami-Dade County Special Obligation:
   5%, 10/1/2037 (Insured; MBIA)...............................................                  9,000,000        8,512,470
   Refunding, Zero Coupon, 10/1/2018 (Insured; MBIA)...........................                 15,685,000        5,229,379
Miramar, Public Service Tax Revenue 6.15%, 10/1/2024 (Insured; FGIC)...........                  1,000,000        1,067,010
North Miami Health Facilities Authority, Health Facilities Revenue
   (Villa Maria Nursing Housing Project) 7.50%, 9/1/2012.......................                  2,540,000        2,752,928
Orange County Health Facilities Authority, Health Facilities Revenue
   (Mental Health Services) 9.25%, 7/1/2020 (Prerefunded 7/1/2000) (b).........                  3,685,000        4,133,833
Osceola County Industrial Development Authority, Revenue
   (Community Provider Pooled Loan Program) 7.75%, 7/1/2017....................                  5,235,000        5,673,379
Palm Beach County, Solid Waste Industrial Development Revenue:
   (Okeelanta Power LP Project) 6.85%, 2/15/2021 (c)...........................                  7,500,000        6,000,000
   (Osceola Power LP) 6.85%, 1/1/2014 (c)......................................                  5,800,000        4,582,000
Palm Beach County Housing Finance Authority:
   MFHR (Windsor Park Apartments Project) 5.85%, 12/1/2033 (d).................                    750,000          751,890
   Single Family Mortgage Purchase Revenue 6.55%, 4/1/2027 (Collateralized: FNMA,GNMA)           1,900,000        2,020,612
Pinellas County, PCR, Refunding (Florida Power Corp.) 7.20%, 12/1/2014.........                  3,000,000        3,287,670
Pinellas County Housing Finance Authority, SFMR:
   7.70%, 8/1/2022 (Collateralized; GNMA)......................................                  2,205,000        2,329,450
   (Multi-County Program) 6.70%, 2/1/2028 (Collateralized: FNMA,GNMA)..........                  4,040,000        4,309,185
Polk County Industrial Development Authority, IDR (IMC Fertilizer)
   7.525%, 1/1/2015............................................................                 10,000,000       10,777,900
Saint Lucie, SWDR (Florida Power and Light Co. Project) 7.15%, 2/1/2023........                  4,000,000        4,331,120
Santa Rosa Bay Bridge Authority, Revenue Zero Coupon, 7/1/2021.................                  4,255,000        1,122,426
Seminole, Water Control District 6.75%, 8/1/2022...............................                  2,000,000        2,044,080
Sunrise, Utility System Revenue, Refunding 5.20%, 10/1/2022 (Insured; AMBAC)...                  3,000,000        2,963,100
Tampa:
   Alleghany Health System Revenue (St. Joseph)
      6.50%, 12/1/2023 (Insured; MBIA, Prerefunded 12/1/2004) (b)..............                  1,000,000        1,133,600
   Health System Revenue (Catholic Health) 4.875%, 11/15/2028 (Insured; AMBAC).                  4,000,000        3,687,400
   Utility Tax Zero Coupon, 4/1/2017 (Insured; AMBAC)..........................                  2,110,000          787,178

Dreyfus Premier State Municipal Bond Fund, Florida Series
-----------------------------------------------------------------------------
Statement of Investments (continued)                           April 30, 1998

                                                                                              Principal
Long-Term Municipal Investments (continued)                                                     Amount           Value
--------------------------------------------------------------------------------            -------------     -------------
Florida (continued)
Tampa Sports Authority, Sales Tax Revenue (Tampa Bay Arena Project)
   5.75%, 10/1/2025 (Insured; MBIA)............................................             $    1,000,000    $  1,082,910
U.S. Related--10.6%
Puerto Rico Commonwealth, Refunding (Public Improvement) Zero Coupon, 7/1/2016.                  8,000,000       3,109,040
Puerto Rico Commonwealth Highway and Transportation Authority
   Transportation Revenue 5%, 7/1/2028 (Insured; AMBAC)........................                  2,000,000       1,921,640
Puerto Rico Electric Power Authority, Power Revenue 5%, 7/1/2028...............                  3,000,000       2,830,590
Puerto Rico Public Building Authority, Revenue 5%, 7/1/2027 (Insured; AMBAC)...                  7,000,000       6,729,590
Virgin Islands Public Finance Authority, Revenue, Refunding 7.25%, 10/1/2018...                  5,400,000       6,105,510
                                                                                                              ------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $189,498,505)......................                               $194,766,520
                                                                                                              ============


Short-Term Municipal Investments--.7%
-------------------------------------------------------------------------------

Florida;
Dade County Health Facilities Authority, HR
   (Miami Children's Hospital Project) VRDN 4.30% (e) (cost $1,400,000)........             $    1,400,000    $  1,400,000
                                                                                                              ============
TOTAL INVESTMENTS--100.0% (cost $190,898,505)...................................                              $196,166,520
                                                                                                              ============



Dreyfus Premier State Municipal Bond Fund, Florida Series
-------------------------------------------------------------------------------

Summary of Abbreviations
---------------------------------------------------------------------------------------------------------------------------

AMBAC      American Municipal Bond Assurance Corporation    MBIA       Municipal Bond Investors Assurance
FGIC       Financial Guaranty Insurance Company                          Insurance Corporation
FHA        Federal Housing Administration                   MFHR       Multi Family Housing Revenue
FNMA       Federal National Mortgage Association            PCR        Pollution Control Revenue
GNMA       Government National Mortgage Association         SFMR       Single-Family Mortgage Revenue
HR         Hospital Revenue                                 SWDR       Solid Waste Disposal Revenue
IDR        Industrial Development Revenue                   VRDN       Variable Rate Demand Notes
LOC        Letter of Credit


Summary of Combined Ratings (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
Fitch (f)          or          Moody's           or           Standard & Poor's         Percentage of Value
------                         -------                        ----------------           -----------------
AAA                            Aaa                            AAA                                45.8%
AA                             Aa                             AA                                 19.3
A                              A                              A                                   5.1
BBB                            Baa                            BBB                                12.3
BB                             Ba                             BB                                  1.4
F1+ & F-1                      MIG1, VMIG1 & P1               SP1 & A1                             .7
Not Rated (g)                  Not Rated (g)                  Not Rated (g)                      15.4
                                                                                              -------
                                                                                                100.0%
                                                                                              =======

Notes to Statement of Investments:
---------------------------------------------------------------------------------------------------------------------------

(a) Secured by letters of credit.
(b) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(c) Non-income producing security; interest payments in default.
(d) Purchased on a delayed-delivery basis.
(e) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(f) Fitch currently provides creditworthiness information for a limited number of investments.
(g) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.





                         See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Florida Series
-----------------------------------------------------------------------------
Statement of Assets and Liabilities                            April 30, 1998

                                                                                               Cost             Value
--------------------------------------------------------------------------------            -------------     -------------

ASSETS:                       Investments in securities--See Statement of Investments       $ 190,898,505     $ 196,166,520
                              Cash.............................................                                      96,221
                              Receivable for investment securities sold........                                   2,945,183
                              Interest receivable..............................                                   2,752,588
                              Receivable for shares of Beneficial Interest subscribed                                 8,593
                              Prepaid expenses.................................                                       5,961
                                                                                                              -------------
                                                                                                                201,975,066
                                                                                                              -------------
LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                      99,721
                              Due to Distributor...............................                                      55,636
                              Payable for investment securities purchased......                                     753,412
                              Payable for shares of Beneficial Interest redeemed                                    312,388
                              Accrued expenses.................................                                      50,657
                                                                                                             --------------
                                                                                                                  1,271,814
                                                                                                             --------------

NET ASSETS.....................................................................                              $  200,703,252
                                                                                                             ==============

REPRESENTED BY:               Paid-in capital..................................                              $  194,960,879
                              Accumulated net realized gain (loss) on investments                                   474,358
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 4.........................                                   5,268,015
                                                                                                             --------------
NET ASSETS.....................................................................                              $  200,703,252
                                                                                                             ==============




                                                       NET ASSET VALUE PER SHARE
                                                       --------------------------

                                                                      Class A              Class B             Class C
                                                                   --------------      --------------      --------------
Net Assets....................................................       $167,792,677       $  32,544,829       $     365,746
Shares Outstanding............................................         11,837,299           2,297,000              25,808

NET ASSET VALUE PER SHARE.....................................             $14.17              $14.17              $14.17
                                                                          =======             =======             =======


                                                  See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Florida Series
-----------------------------------------------------------------------------
Statement of Operations                             Year Ended April 30, 1998


INVESTMENT INCOME


INCOME                        Interest Income............................                                      $12,353,496

EXPENSES:                     Management fee--Note 3(a)..................                   $  1,217,046
                              Shareholder servicing costs--Note 3(c).....                        673,358
                              Distribution fees--Note 3(b)...............                        175,752
                              Professional fees..........................                         49,706
                              Custodian fees.............................                         24,942
                              Prospectus and shareholders' reports.......                         19,870
                              Registration fees..........................                          5,963
                              Trustees' fees and expenses--Note 3(d).....                          2,989
                              Loan commitment fees--Note 2...............                          2,777
                              Miscellaneous..............................                         17,820
                                                                                            ------------
                                Total Expenses...........................                                        2,190,223
                                                                                                              ------------

INVESTMENT INCOME--NET...................................................                                       10,163,273

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments....                   $  4,552,743
                              Net unrealized appreciation (depreciation)
                                on investments...........................                        (30,630)
                                                                                            ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS....................                                        4,522,113
                                                                                                              ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                      $14,685,386
                                                                                                              ============




                                                  See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Florida Series
-----------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                          Year Ended          Year Ended
                                                                                         April 30, 1998     April 30, 1997
                                                                                         --------------     --------------
OPERATIONS:
   Investment income--net.................................................                $  10,163,273      $  12,494,985
   Net realized gain (loss) on investments................................                    4,552,743         (1,755,627)
   Net unrealized appreciation (depreciation) on investments..............                      (30,630)         1,600,303
                                                                                         --------------      -------------
      Net Increase (Decrease) in Net Assets Resulting from Operations.....                   14,685,386         12,339,661
                                                                                         --------------      -------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net:
      Class A shares......................................................                   (8,708,574)       (11,216,199)
      Class B shares......................................................                   (1,444,398)        (1,276,479)
      Class C shares......................................................                      (10,301)            (2,307)
   Net realized gain on investments:
      Class A shares......................................................                   (1,961,831)        (4,898,740)
      Class B shares......................................................                     (369,040)          (612,636)
      Class C shares......................................................                       (4,375)            (1,328)
                                                                                         --------------      -------------
         Total Dividends..................................................                  (12,498,519)       (18,007,689)
                                                                                         --------------      -------------

BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold:
      Class A shares......................................................                    4,051,008          4,244,168
      Class B shares......................................................                    2,234,966          1,379,240
      Class C shares......................................................                      381,095             52,882
   Dividends reinvested:
      Class A shares......................................................                    3,975,356          6,607,543
      Class B shares......................................................                      602,999            669,997
      Class C shares......................................................                        5,299              1,243
   Cost of shares redeemed:
      Class A shares......................................................                  (44,604,777)       (43,636,534)
      Class B shares......................................................                   (6,415,791)        (5,732,826)
      Class C shares......................................................                      (76,688)           (30,476)
   Net assets received in connection with reorganization..................                         --           25,939,388
                                                                                         --------------      -------------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions               (39,846,533)       (10,505,375)
                                                                                         --------------      -------------
         Total Increase (Decrease) in Net Assets..........................                  (37,659,666)       (16,173,403)

NET ASSETS:
   Beginning of Period....................................................                  238,362,918        254,536,321
                                                                                         --------------      -------------
   End of Period..........................................................                 $200,703,252       $238,362,918
                                                                                         ==============      =============




                                                  See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Florida Series
-----------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)

                                                                                                         Shares
                                                                                           ------------------------------
                                                                                            Year Ended       Year Ended
                                                                                          April 30, 1998   April 30, 1997
                                                                                          --------------   --------------
CAPITAL SHARE TRANSACTIONS:
   Class A
   --------
   Shares sold................................................................                   284,437          330,094
   Shares issued in connection with reorganization............................                      --            938,304
   Shares issued for dividends reinvested.....................................                   279,615          458,224
   Shares redeemed............................................................                (3,129,753)      (3,034,221)
                                                                                             -----------      -----------
                              Net Increase (Decrease) in Shares Outstanding...                (2,565,701)      (1,307,599)
                                                                                             ===========      ===========


   Class B
   --------
   Shares sold................................................................                   157,058          127,345
   Shares issued in connection with reorganization............................                      --            905,864
   Shares issued for dividends reinvested.....................................                    42,427           46,491
   Shares redeemed............................................................                  (450,109)        (399,263)
                                                                                             -----------      -----------
                              Net Increase (Decrease) in Shares Outstanding...                  (250,624)         680,437
                                                                                             ===========      ===========


   Class C
   --------
   Shares sold................................................................                    26,691            3,641
   Shares issued in connection with reorganization............................                      --                 71
   Shares issued for dividends reinvested.....................................                       373               86
   Shares redeemed............................................................                    (5,372)          (2,112)
                                                                                             -----------      -----------
                              Net Increase (Decrease) in Shares Outstanding...                    21,692            1,686
                                                                                             ===========      ===========






                                                  See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Florida Series
-----------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                           Class A Shares
                                                                    -------------------------------------------------------
                                                                                        Year Ended April 30,
                                                                    -------------------------------------------------------
PER SHARE DATA:                                                       1998       1997        1996       1995         1994
                                                                    -------     -------    -------     -------     -------
   Net asset value, beginning of period................              $14.06      $14.48     $14.51      $14.43      $15.02
                                                                    -------     -------    -------     -------     -------
   Investment Operations:
   Investment income--net...............................                .66         .76        .79         .81         .85
   Net realized and unrealized gain (loss) on investments               .26        (.08)       .17         .12        (.51)
                                                                    -------     -------    -------     -------     -------
   Total from Investment Operations....................                 .92         .68        .96         .93         .34
                                                                    -------     -------    -------     -------     -------
   Distributions:
   Dividends from investment income--net................               (.66)       (.76)      (.79)       (.81)       (.85)
   Dividends from net realized gain on investments.....                (.15)       (.34)      (.20)       (.04)       (.04)
   Dividends in excess of net realized gain on investments               --         --          --          --        (.04)
                                                                    -------     -------    -------     -------     -------
   Total Distributions.................................                (.81)      (1.10)      (.99)       (.85)       (.93)
                                                                    -------     -------    -------     -------     -------
   Net asset value, end of period.....................               $14.17      $14.06     $14.48      $14.51      $14.43
                                                                    =======     =======    =======     =======     =======
TOTAL INVESTMENT RETURN*...............................                6.73%       4.74%      6.63%       6.71%       2.14%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets.............                 .91%        .92%       .91%        .90%        .80%
   Ratio of net investment income to average net assets                4.67%       5.27%      5.29%       5.67%       5.61%
   Decrease reflected in above expense ratios due to
      undertakings by the Manager......................                  --          --         --         .01%        .10%
   Portfolio Turnover Rate.............................               91.18%      71.68%     54.37%      50.62%      20.84%
   Net Assets, end of period (000's Omitted)...........            $167,793    $202,503   $227,478    $252,406    $289,791

-------------------------------
* Exclusive of sales load.










                                                  See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Florida Series
-----------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                             Class B Shares
                                                                    -------------------------------------------------------
                                                                          Year Ended April 30,
                                                                    -------------------------------------------------------
PER SHARE DATA:                                                      1998         1997      1996        1995        1994
                                                                    -------     -------    -------     -------     -------
   Net asset value, beginning of period................             $14.05      $14.47     $14.51      $14.42      $15.01
                                                                    -------     -------    -------     -------     -------
   Investment Operations:
   Investment income--net...............................               .59         .69        .71         .73         .77
   Net realized and unrealized gain (loss) on investments              .27        (.08)       .16         .13        (.51)
                                                                   -------     -------    -------     -------     -------
   Total from Investment Operations....................                .86         .61        .87         .86         .26
                                                                   -------     -------    -------     -------     -------
   Distributions:
   Dividends from investment income--net................              (.59)       (.69)      (.71)       (.73)       (.77)
   Dividends from net realized gain on investments.....               (.15)       (.34)      (.20)       (.04)       (.04)
   Dividends in excess of net realized gain on investments              --          --         --          --        (.04)
                                                                   -------     -------    -------     -------     -------
   Total Distributions.................................               (.74)      (1.03)      (.91)       (.77)       (.85)
                                                                   -------     -------    -------     -------     -------
   Net asset value, end of period.....................              $14.17      $14.05     $14.47      $14.51      $14.42
                                                                   =======     =======    =======     =======     =======
TOTAL INVESTMENT RETURN*...............................               6.26%       4.21%      6.01%       6.21%       1.54%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets.............               1.41%       1.42%      1.41%       1.41%       1.34%
   Ratio of net investment income to average net assets               4.16%       4.76%      4.77%       5.13%       4.91%
   Decrease reflected in above expense ratios due to
      undertakings by the Manager......................                 --          --         --         .01%        .09%
   Portfolio Turnover Rate.............................              91.18%      71.68%     54.37%      50.62%      20.84%
   Net Assets, end of period (000's Omitted)...........            $32,545     $35,802    $27,023     $25,282     $22,476

-----------------------------
* Exclusive of sales load.








                                                  See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Florida Series
-----------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                  Class C Shares
                                                                                        -------------------------------
                                                                                              Year Ended April 30,
                                                                                        -------------------------------
PER SHARE DATA:                                                                           1998        1997       1996(1)
                                                                                        -------     -------     -------
   Net asset value, beginning of period......................................            $14.05      $14.47      $14.65
                                                                                        -------     -------     -------
   Investment Operations:
   Investment income--net.....................................................              .55         .65         .48
   Net realized and unrealized gain (loss) on investments....................               .27        (.08)        .02
                                                                                        -------     -------     -------
   Total from Investment Operations..........................................               .82         .57         .50
                                                                                        -------     -------     -------
   Distributions:
   Dividends from investment income--net......................................             (.55)       (.65)       (.48)
   Dividends from net realized gain on investments...........................              (.15)       (.34)       (.20)
                                                                                        -------     -------     -------
   Total Distributions.......................................................              (.70)       (.99)       (.68)
                                                                                        -------     -------     -------
   Net asset value, end of period............................................            $14.17      $14.05      $14.47
                                                                                        =======     =======     =======
TOTAL INVESTMENT RETURN(2)...................................................              5.94%       3.95%       4.69%(3)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...................................              1.71%       1.97%       1.99%(3)
   Ratio of net investment income to average net assets......................              3.69%       4.60%       4.20%(3)
   Portfolio Turnover Rate...................................................             91.18%      71.68%      54.37%
   Net Assets, end of period (000's Omitted).................................              $366         $58         $35

---------------------------------------

(1) From August 15, 1995 (commencement of intital offering) to April 30, 1996.
(2) Exclusive of sales load.
(3) Annualized.









                                                  See notes to financial statements.


Dreyfus Premier State Municipal Bond Fund, Florida Series
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified, open-end management investment company, and operates as a series company currently offering thirteen series, including the Florida Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of MellonBank, N.A.

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

   The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

Dreyfus Premier State Municipal Bond Fund, Florida Series
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1998, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.

   Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $528 during the period ended April 30, 1998, from commissions earned on sales of the Fund's shares.

   (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1998, Class B and Class C shares were charged $173,658 and $2,094, respectively, pursuant to the Distribution Plan.

   (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1998, Class A, Class B and Class C shares were charged $465,676, $86,829 and $698, respectively, pursuant to the Shareholder Services Plan.

Dreyfus Premier State Municipal Bond Fund, Florida Series
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1998, the Fund was charged $99,789 pursuant to the transfer agency agreement.

   (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1998 amounted to $194,010,568 and $227,967,991, respectively.

   At April 30, 1998, accumulated net unrealized appreciation on investments was $5,268,015, consisting of $9,053,877 gross unrealized appreciation and $3,785,862 gross unrealized depreciation.

   At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Premier State Municipal Bond Fund, Florida Series
-----------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Florida Series

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Florida Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Florida Series at April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                  ERNST & YOUNG LLP

New York, New York
June 3, 1998

Important Tax Information (Unaudited)

   In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended April 30, 1998:

   -- all the dividends paid from investment income--net are "exempt-interest dividends" (not subject to regular Federal income tax and, for individuals who are Florida residents, not subject to taxation by Florida), and

  -- the Fund hereby designates $.0601 per share as a long-term capital gain distribution (of which 100% is subject to the 20% maximum Federal tax rate) of the $.1532 per share paid on December 4, 1997.

   As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.

Dreyfus Premier State Municipal
Bond Fund, Florida Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                  051/615AR984